 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

____________________

Date of report (Date of earliest event reported): May 14, 2019

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Amyris, Inc. (the “Company”) is filing this Amendment on Form 8-K/A to the Company’s Current Report on Form 8-K ("Form 8-K") filed with the Securities and Exchange Commission (the "SEC") on May 20, 2019 which reported, among other things, the appointment of James McCann as a member of the Company’s Board of Directors (the “Board”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On and effective as of September 28, 2020, upon recommendation by the Board’s Nominating and Governance Committee, the Board appointed Mr. McCann to the Audit Committee of the Board (the "Audit Committee"). The Board’s appointment was based on its determination that Mr. McCann is independent and qualified to serve on the Audit Committee under the applicable rules, regulations and listing requirements of The Nasdaq Stock Market (“Nasdaq”) and the SEC.

Item 8.01 Other Events.

As previously disclosed by the Company on its Form 8-K filed with the SEC on April 24, 2020, on April 22, 2020, Nasdaq issued a letter to the Company notifying the Company that, following the resignation of Neil Williams from the Company’s Board and Audit Committee effective as of March 31, 2020, the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires the Company’s Audit Committee to be composed of at least three independent directors.

As a result of Mr. McCann’s appointment to the Audit Committee, on September 29, 2020, the Company received a letter from Nasdaq stating that the Company regained compliance with the independent director and audit committee requirements for continued listing on The Nasdaq Capital Market set forth in Nasdaq Listing Rule 5605(c)(2)(A) and that the matter is now closed.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: October 2, 2020	By:	/s/ Nicole Kelsey
Nicole Kelsey
General Counsel and Secretary